                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2004

                                GB HOLDINGS, INC.
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             (Exact name of Registrant as specified in its Charter)

            Delaware                  33-69716               75-2502293
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         (State or other            (Commission             (IRS Employer
  jurisdiction of incorporation)     File Number)        Identification Number)

                            c/o Sands Hotel & Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey 08401
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number including area code: (609) 441-4517

                                 Not Applicable
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         (Former name and former address, as changed since last report)

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
          RULE OR STANDARD; TRANSFER OF LISTING

On July 29, 2004, GB Holdings, Inc. (the "Company"), a Delaware corporation, filed an application with the Securities and Exchange Commission (the
"Commission") to delist the common stock, par value $.01 per share (the "Common
Stock"), of the Company from trading on the American Stock Exchange ("Amex"). On the same day, the Company asked Amex to suspend trading of the Common Stock if and at the time that the Commission grants the application to withdraw the
Common Stock from listing.

On September 2, 2004, the Commission granted the Company's application to delist the Common Stock, effective at the opening of business on September 3, 2004.

The full text of the press release issued by the Company on September 3, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Description
99.1*    Press Release dated September 3, 2004.

*Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GB HOLDINGS, INC.

Dated: September 3, 2004        By:  /s/ Patricia M. Wild
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                                     Name: Patricia M. Wild
                                     Title: Vice President, General Counsel and
                                            Secretary